ICAGEN™

ADVANCING ION CHANNEL & TRANSPORTER DISCOVERY

Taglich Conference

May 3, 2016

ICAGEN™

ADVANCING ION CHANNEL & TRANSPORTER DISCOVERY

As a leading drug discovery services company, Icagen brings a unique approach and **deep experience** in the ion channel field, now enhanced by the **XRpro® platform**, to offer **industry-leading** novel drug discovery and biomarker development capabilities to pharma and biotech companies.

Previously known as…

XRprosciences

Forward Looking Statement

Certain statements in this presentation relating to Icagen, Inc. ("Icagen") contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Forward-looking Statements are statements that are not historical facts and in some cases can be identified by terms such as "may," "could," "expects," "plans," "anticipates" and "intends". These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond Icagen's control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. These statements include without limitation, statements made with respect to expectations regarding the strategy, markets, synergies, costs, efficiencies, and Icagen's plans, objectives, expectations, and intentions with respect to future operations, including projected purchase orders and projected revenue. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Icagen and are difficult to predict. These risks and uncertainties include, but are not limited to, Icagen's ability to successfully market its services, gain market share and continue to increase a customer base and revenue. Additional key risks are described in the filings made by Icagen filed with the U.S. Securities and Exchange Commission, including its Form 10-K for the year ended December 31, 2015 and any subsequent filings with the U.S. Securities and Exchange Commission. Any forward looking statements that Icagen makes in this presentation speak only as of the date as such statement and Icagen undertakes no obligation to update such statements to reflect events or circumstances after the date of this presentation, except required as law.

Leadership Team



Tim Tyson
Chairman of the Board

35+ yrs biopharma leadership
BMS, GSK, Valeant, Aptuit



Richie Cunningham
President & CEO

20+ yrs healthcare industry leadership
Premier Inc., Valeant, Boehringer-Ingelheim



Doug Krafte
Chief Scientific Officer

25+ yrs biotech & pharma leadership
Sterling-Winthrop, Aurora Biosciences, Boehringer-Ingelheim, Icagen, Pfizer



Mark Korb
Chief Financial Officer

20 + yrs experience with high-growth companies and startups. PWC Alumni and experienced in Pharma industry

Pharmaceutical Services Outsourcing Market

Outsourcing

- Well documented patent cliff challenges for Pharmaceutical Companies
- Pharmaceutical Companies are in a state of restructuring and transition
- The trends for further outsourcing is positive

Outsourcing Segments



Target Identification
Lead Generation
Target Validation
Lead Optimization
Lead Selection
Pre-Clinical
Clinical
Animal Safety
Phase I
Phase II
Phase III
Approval & Product Launch
API & Drug Product Development
Manufacture
Discovery
Development
Commercialization

Our Space - Drug Discovery Segment

ICAGEN

Outsourcing Drug Discovery

- Greater comfort to outsource drug discovery is growing
- Move from fixed to variable cost model
- Ability to adjust & portfolio flexibility

Drug Discovery Outsourcing as a Macro Trend – Market Overview



Annual Growth Rate Of 13.3% between 2014 and 2019
12.8
14.5
16.6
19.2
21.8
24.5
27.1
29.7
2013
2014
2015e
2016e
2017e
2018e
2019e
2020e

Revenues, in $ bn

(Source: "Drug Discovery Outsourcing: World Markets 2014-2023", report, Visiongain)

Opportunistic Acquisition

ICAGEN

History & Evolution

Biotech Heritage Developing Molecules to take into the clinic

1992

Icagen, Inc. founded to discover, develop and commercialize small molecules targeting ion channels

1999



First Icagen ion channel modulator enters clinical development against sickle cell disease

2003 Los Alamos

X-ray Fluorescence Application in Drug Discovery

Application of X-ray fluorescence in the field of pharmaceuticals by XRpro founder Dr. Warner at Los Alamos National Laboratory.

2004-2012

Development and Optimization of XRpro® Technology

XRpro® technology developed through refinements of X-ray fluorescence. Initial applications for use in drug discovery and the life sciences included high throughput enzymatic assays and cell-based Ion Channel and Transporter assays.

2007 Pfizer

Icagen enters into drug discovery collaboration with Pfizer to identify novel compounds targeting voltage-gated sodium channels for the treatment of Pain

2011 Neusentis

Pfizer completes acquisition of Icagen and integrates it within Neusentis, a Pfizer Research Unit with emphasis on ion channel modulators

2013- current XRpro

XRpro® Technology Commercialized

XRpro® technology available to clients through discovery services to advance ion channel and transporter drug discovery and development efforts

2015 July ICAGEN

XRpro Sciences acquires assets and talent from Pfizer and re-launches Icagen, Inc

Technology Company developing unique drug screening capabilities

Opportunistic Acquisition

July 2015

Ion Channel/ Transporter Contract Research Organization Combining 20 years of expertise along with unique technology capabilities

ICAGEN

ADVANCING ION CHANNEL & TRANSPORTER DISCOVERY

XRprosciences → ICAGEN

ADVANCING ION CHANNEL & TRANSPORTER DISCOVERY

This capability will enable us to understand the full potential of XRpro® while capitalizing key Icagen assets

FierceBiotech
THE BIOTECH INDUSTRY'S DAILY MONITOR
NEWS TOPICS ANALYSIS FEATUR

Four years after buyout, Pfizer spins Icagen ion channel platform back out

July 2, 2015 | By John Carroll

EXCLUSIVE: XRpro's Revamped Icagen, Inc. (ICGN) May See Hiring, CEO Tells BioSpace (DHX)

7/2/2015 9:51:47 AM

INDUSTRY NEWS › HEALTHCARE

Icagen, acquired by Pfizer in 2011, turns next chapter

TRIANGLE BUSINESS JOURNAL

Xconomy

XRpro Resurrects Icagen With Buy of Some Pfizer Ion Channel Assets

- **Unique Experience & Depth of Expertise**
  - 20+ years of ion channel drug discovery experience
  - Clinical candidates identified independently, with pharma collaborators and as Pfizer
- **Technical Know-How and Capabilities**
  - Very wide array of assay technologies including proprietary X-Ray fluorescence platform (XRpro®)
  - Extensive Cell Line and Reagent Inventory
- **Growing Industry Need for Access to External Expert Technology**

Icagen Assets

Ion Channel Genome




XRpro

Broad Technological Capabilities



Custom Cell Lines to Identify 1st/Best in Class Molecules Compounds

iPSC-Based Electrophysiology



The strongest platform in the industry

- applied technology to support small molecule and biologics drug discovery
- reagents and tools leading to unique, diverse and selective ion channel compounds
- stem cell approaches to drive precision medicine
- structural biology approach to drive SAR (e.g. bespoke channels with modelled binding sites)

Our Business

ICAGEN







FDA



Academia → Target ID/ Validation → Hit Identification → Lead Optimization → Pre-Clinical → Phase I-III → Approval → Market

Early Stage of Drug Discovery

Multiple therapeutic opportunities



Cell line development

Assay development

Data Generation

CNS

CardioPulmonary

CardioMetabolic

Oncology


CNG
HCN
TRP

Immunology

Commercial Update

7
Large Pharma Clients

4
Biotech Clients

2
Government Grants

16
On-going Programs

4.7
Million in PO's (2016)


Purchase Orders
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Q1
Q2
Q3
Q4


Number of Programs
3
7
11
16
Jan
Feb
Mar
Apr

Projections



3 Year Projection
Revenue 12-50M
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$-
2014
2015
2016
2017
2018

2016 Projections $6-11M

Private Placement Update & Trading

- In December 2015 Gross proceeds - $8.855 million and net proceeds - $8,109 million were raised
  - 1.265 million units at $7.00 per unit, (four common shares and one five year warrant for common share exercisable at $1.75) through Taglich Brothers
  - A total of 5.06 million common shares and 1.265 million warrants were issued

- In an effort to meet certain initial listing requirements of the national securities exchanges, the Company effectuated a 2 for 1 reverse stock split on March 15, 2015.

- The Company expects to list on a major exchange towards EOY 2016

Summary

ICAGEN

- Recognized leader in Ion Channel Market
- Market is strong and growing
- Outsourcing is increasing faster than market growth
- Expecting cash flow breakeven to occur in 2016
- Expect continued company growth based on these dynamics
- Actively looking at additional synergistic acquisitions

ICAGEN™

ADVANCING ION CHANNEL & TRANSPORTER DISCOVERY

Questions